Exhibit 32.1
Certification
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
For purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (“Company”), does hereby certify, to such officer’s knowledge, that:
The Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 (“Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 3, 2011	/s/ KEITH D. JACKSON
Keith D. Jackson
President and Chief Executive Officer

/s/ DONALD A. COLVIN
Dated:	November 3, 2011	Donald A. Colvin
Executive Vice President and Chief Financial Officer